UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  7/31/2012

Item 1.  Reports to Stockholders.

July 31, 2012

Oppenheimer Senior Floating Rate Fund	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Credit Rating Breakdown	NRSRO Only Total
AAA	4.3%
BBB	1.2
BB	37.2
B	51.9
CCC	3.6
CC	0.1
C	0.2
Unrated	1.5

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2012, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

Top Ten Corporate Loan Industries
Media	13.4%
Commercial Services & Supplies	10.6
Hotels, Restaurants & Leisure	6.1
Health Care Equipment & Supplies	4.8
Health Care Providers & Services	4.7
Chemicals	4.4
Electrical Equipment	4.2
Auto Components	3.1
Aerospace & Defense	2.9
Specialty Retail	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2012, and are based on net assets.

6	OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended July 31, 2012, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.

Management’s Discussion of Fund Performance. For the 12-month period ended July 31, 2012, Oppenheimer Senior Floating Rate Fund’s Class A shares (without sales charge) produced a total return of 3.58%, underperforming the Credit Suisse Leveraged Loan Index, which returned 4.16%.

Loans from issuers in the broadcasting industry fared well for the Fund as advertising revenues surged higher due to massive spending on political ads in an election year. Our credit selection strategy also buoyed relative performance among the industrial and manufacturing companies by focusing on those with stronger underlying fundamentals and full collateral coverage. The financials sector benefited from modestly overweight exposure and strong credit selections, including a number of specialty mortgage servicing companies.

In terms of detractors from performance, a handful of holdings in the forest products, diversified media and utilities industries were purchased at prices below our estimate of their intrinsic values and have not yet appreciated to levels that we believe reflect their underlying fundamental strengths. The aerospace-defense sector also delivered relatively disappointing contributions to performance partly due to a potential sequestration and a winding down of operations in Iraq and Afghanistan.

Despite heightened market volatility, we maintained an investment posture we considered neither aggressive nor defensive; instead, the Fund’s generally neutral stance reflected a balance between economically sensitive issuers and those traditionally considered defensive.

As of the reporting period’s end, our fundamentals-based credit selection process has identified a number of opportunities in the broadcasting industry, but relatively few in the health care, services, utilities and telecommunications industry groups. In our view, these areas of emphasis and de-emphasis position the Fund appropriately if, as we expect, mixed economic data continues to produce swings in investor sentiment between risk tolerance and risk aversion.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 31, 2012. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 28, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable

7	OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION

contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

The Fund’s performance is compared to the performance of the Credit Suisse (CS) Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. The Index cannot be purchased directly by investors. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.

8	OPPENHEIMER SENIOR FLOATING RATE FUND

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 7/31/12

1-Year   –0.05%      5-Year  3.77%      10-Year  5.07%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 13 for further performance information.

9	OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:1

Average Annual Total Returns of Class B Shares With Sales Charge of the Fund at 7/31/12

1-Year   –0.03%      5-Year  3.70%      10-Year  5.08%

10	OPPENHEIMER SENIOR FLOATING RATE FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 7/31/12

1-Year  2.11%       5-Year  4.01%      10-Year  4.92%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 13 for further performance information.

11	OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class Y Shares of the Fund at 7/31/12

1-Year  3.85%       5-Year  4.73%      Since Inception (11/28/05)  4.77%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 13 for further performance information.

12	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings or industry sectors does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Shares of the Fund will fluctuate and the Fund is not a money market fund.

Class A shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.

Class B shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 3% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.50% asset-based sales charge (the Board of Trustees can increase the fee to 0.75%).

Class C shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class C shares include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.50% asset-based sales charge (the Board of Trustees can increase the fee to 0.75%).

Class Y shares of the Fund were first publicly offered on 11/28/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

13	OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSE

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	OPPENHEIMER SENIOR FLOATING RATE FUND

Actual	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During 6 Months Ended July 31, 2012
Class A	$1,000.00	$1,025.80	$5.91
Class B	1,000.00	1,023.90	9.00
Class C	1,000.00	1,024.70	8.24
Class Y	1,000.00	1,027.20	4.50

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.05	5.89
Class B	1,000.00	1,016.01	8.96
Class C	1,000.00	1,016.76	8.21
Class Y	1,000.00	1,020.44	4.48

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended July 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.17%
Class B	1.78
Class C	1.63
Class Y	0.89

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    July 31, 2012

	Principal Amount	Value
Corporate Loans—93.6%
Consumer Discretionary—30.7%
Auto Components—3.1%
FleetPride Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 12/6/17[1]	$14,925,000	$15,036,938
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	43,715,000	43,299,708
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/18/17[1]	20,717,738	20,730,956
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 12/16/16[1]	1,780,371	1,781,484
Schaeffler AG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C2, 6%, 1/27/17[1]	32,035,000	32,185,372
TI Group Auto Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 3/14/18[1]	35,132,282	34,166,144
Transtar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.41%, 12/21/16[1]	27,280,536	27,246,435
UCI International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/17[1]	13,264,136	13,371,908
		187,818,945
Automobiles—0.0%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/13[2]	54,383,848	273,279
Distributors—2.2%
99 Cents Only Stores, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, 1/11/19[1]	22,807,223	22,909,376
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 9/28/18[1]	9,974,874	10,038,304
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/13/17[1]	31,366,591	31,618,057
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/11/17[1]	14,443,163	14,461,358
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities Term Loan, 4.50%, 11/21/16[1]	16,006,250	15,946,226
Rite Aid Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 5, 4.50%, 3/3/18[1]	13,240,143	13,107,742
Sprouts Farmers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 4/18/18[1]	22,095,313	21,984,836
		130,065,899
Diversified Consumer Services—0.4%
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 8/15/14[1]	10,528,008	10,185,847
Monitronics International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/18[1]	14,443,800	14,570,183
		24,756,030

16	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure—6.1%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 4/22/16[1]	$20,035,071	$20,166,562
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-5.164%, 3/18/18[1]	14,640,949	14,311,527
BLB Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.361%, 11/5/15[1]	3,818,365	3,843,822
Burger King Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/19/16[1]	23,354,545	23,429,863
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/1/17[1]	34,914,975	34,740,401
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities Term Loan, 4.496%, 1/28/18[1]	60,937,939	51,949,593
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.246%, 1/28/15[1]	5,000,000	4,575,000
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.496%, 5/17/13[1]	2,148,194	2,125,369
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.496%, 5/17/13[1]	2,845,531	2,815,298
DineEquity, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 10/19/17[1]	14,851,354	14,900,001
Focus Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%-7.131%, 2/21/18[1]	16,497,318	16,580,549
Focus Brands, Inc., Sr. Sec. Credit Facilities Lien Term Loan, Tranche B, 6.25%, 2/21/18[1]	714,492	718,064
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.204%, 6/30/14[1,3]	12,720,159	12,168,955
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.204%, 6/30/14[1,3]	6,958,986	6,657,434
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.50%, 12/31/14[1]	7,000,000	6,221,250
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/1/13[1]	22,381,488	22,479,407
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/24/18[1]	30,383,850	30,522,978
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/25/18[1]	7,809,556	7,812,813
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[1]	54,790,000	44,653,850
Town Sports International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 5/11/18[1]	19,628,868	19,849,692
Turtle Bay Holding Co. LLC, Sr. Sec. Credit Facilities Term Loan: Tranche A, 10.25%, 3/1/13[1,3]	353,309	348,010
Tranche B, 2.589%, 3/1/15[1,3]	700,159	624,892
U.S. Foodservice, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/31/17[1]	26,853,665	26,061,616
		367,556,946

17	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Household Durables—0.8%
Freedom Group, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 4.25%, 4/19/19[1]	$2,105,000	$2,114,209
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/15/19[1]	14,900,000	14,945,281
SRAM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-5.656%, 6/7/18[1]	14,400,347	14,427,348
SRAM Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 12/7/18[1]	3,000,000	3,022,500
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%-6.148%, 6/17/16[1]	13,410,969	13,481,658
		47,990,996
Leisure Equipment & Products—1.2%
Caesars Entertainment Corp. Sr. Credit Facilities 1st Lien Term Loan, Tranche B, 9.25%, 4/25/17[1]	36,330,000	35,535,281
MGM Resorts International, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5%, 2/23/15[1]	26,860,000	27,152,855
Stockbridge/SBE Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13%, 5/2/17[1]	8,070,000	7,989,300
		70,677,436
Media—13.4%
AMC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 2/22/18[1]	7,445,231	7,430,341
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.72%, 6/2/14[1]	30,384,759	23,598,839
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/9/16[1]	56,632,529	49,789,450
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.20%, 7/15/13[1,3,4]	22,394,755	6,718,427
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/4/19[1]	20,865,000	20,995,406
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 10/4/19[1]	3,990,000	4,189,500
Barrington Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 6/14/17[1]	9,885,649	9,990,684
Bresnan Broadband Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/14/17[1]	14,991,570	15,072,779
Cequel Communications LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 2/14/19[1]	13,645,800	13,527,464
Cinram International ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 12.049%, 9/30/12[1]	3,037,500	3,022,313
Cinram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 12.144%, 12/31/13[2,3]	11,106,185	3,683,555
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 12/31/13[2,3]	577,191	14,432
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche A, 3.646%, 7/30/14[1]	28,339,857	25,505,871

18	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Media Continued
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Continued Tranche B, 3.896%, 1/29/16[1]	$27,822,350	$21,075,430
Cumulus Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/17/18[1]	14,266,231	14,362,599
DG FastChannel, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/26/18[1]	17,484,451	17,397,029
Dex Media West LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.72%-7.25%, 10/24/14[1]	10,223,884	6,196,400
Entercom Radio LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/23/18[1]	4,766,667	4,786,925
Fox Acquisition Sub LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/14/15[1]	19,116,424	19,141,648
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/7/16[1]	10,824,111	10,874,303
Granite Broadcasting Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 5/23/18[1]	14,605,000	14,495,463
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 3.75%, 12/31/14[1]	14,821,474	14,722,659
Hubbard Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/28/17[1]	5,416,620	5,457,245
Hubbard Broadcasting, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/30/18[1]	4,000,000	4,040,000
IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/16/16[1]	17,161,650	17,161,650
Instant Web, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.62%, 8/7/14[1]	7,071,707	5,639,686
Instant Web, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 3.62%, 8/7/14[1]	616,541	491,691
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/2/18[1]	18,515,625	18,567,709
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities Term Loan, 3.249%, 2/1/14[1]	21,851,576	21,562,043
Kasima LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 3/31/17[1]	16,195,000	16,255,731
Legendary Pictures, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6%, 6/9/17[1]	14,327,638	14,184,362
Lin Television Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/21/18[1]	7,616,725	7,673,850
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/23/17[1]	4,900,000	4,867,846
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche FA, 4.50%, 10/23/17[1]	14,762,025	14,725,120
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.623%, 12/24/12[1]	4,675,006	4,476,318
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.803%-13.589%, 11/15/13[1,3]	30,145,556	20,699,958
Mood Media Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 5/6/18[1]	24,745,038	24,621,312

19	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Media Continued
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.853%, 9/14/16[1]	$22,364,974	$22,560,667
Newport Television LLC/High Plains Broadcasting Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan, 8.853%, 9/14/16[1]	6,183,654	6,237,761
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/9/17[1]	27,440,331	27,508,932
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[1]	5,000,000	4,975,000
Penton Media, Inc., Sr. Sec. Credit Facilities Exit Term Loan, Tranche B, 4.794%-6.01%, 8/1/14[1,3]	14,214,587	10,627,220
Playboy Enterprises, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 3/6/17[1]	11,884,030	11,586,929
RCN Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/26/16[1]	5,061,064	5,035,759
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	34,389,735	34,045,838
Raycom TV Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/31/17[1]	18,232,066	18,140,905
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche A, 8%, 9/29/14[1]	805,822	777,619
Tranche B, 8%, 9/29/14[1,3]	1,074,430	1,036,825
Summit Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 9/7/16[1]	6,162,704	6,155,001
Telesat Canada, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/28/19[1]	5,260,000	5,248,728
Univision Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.496%, 3/31/17[1]	87,404,927	83,981,538
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.246%, 9/29/14[1]	5,013,092	4,928,150
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 7/17/18[1]	56,765,000	56,481,175
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B, 7.50%, 6/19/15[1]	20,103,986	20,166,811
		806,510,896
Multiline Retail—0.5%
Neiman Marcus Group, Inc., Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/16/18[1]	28,755,000	28,597,164
Specialty Retail—2.4%
Burlington Coat Factory Investments Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/23/17[1]	28,403,048	28,358,682
Claire’s Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.996%-3.197%, 5/29/14[1]	7,126,404	6,821,102
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/14/17[1]	27,290,000	27,392,338

20	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Specialty Retail Continued
J. Crew Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/7/18[1]	$9,780,478	$9,690,282
Jo-Ann Stores, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/16/18[1]	28,177,910	27,992,331
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 7/31/16[1]	12,997,755	13,070,866
PETCO Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/24/17[1]	21,350,507	21,354,863
Toys R Us Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 9/1/16[1]	7,154,864	6,814,972
		141,495,436
Textiles, Apparel & Luxury Goods—0.6%
Freedom Group, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/19/19[1]	10,335,000	10,380,216
Visant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/22/16[1]	29,573,202	28,819,085
		39,199,301
Consumer Staples—2.9%
Beverages—0.6%
Ferrara Candy Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 6/18/18[1]	33,300,000	33,404,063
Food & Staples Retailing—0.4%
Roundy’s Supermarkets, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/13/19[1]	25,196,850	24,976,378
Food Products—1.2%
Del Monte Foods Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/8/18[1]	31,138,020	30,670,762
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/25/18[1]	16,830,000	16,661,700
Pierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 9/30/16[1]	17,529,621	17,630,959
Pierre Foods, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 9/29/17[1]	6,475,000	6,515,469
		71,478,890
Household Products—0.1%
ACCO Brands Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/1/19[1]	5,392,900	5,413,123
Personal Products—0.6%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.836%, 3/5/15[1,3]	5,891,331	5,596,765
NBTY, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 10/1/17[1]	9,430,261	9,445,001
Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%-6.148%, 1/31/19[1]	12,130,103	12,243,918
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/19/17[1]	9,745,234	9,730,012
		37,015,696

21	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Energy—2.9%
Energy Equipment & Services—2.1%
Buffalo Gulf Coast Terminals, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 10/31/17[1]	$6,729,150	$6,771,207
CCS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.246%-6.50%, 11/14/14[1]	31,322,427	31,026,847
EP Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 5/24/18[1]	30,915,000	31,369,080
Frac Tech International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/6/16[1]	14,674,006	12,729,700
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/20/17[1]	37,488,675	37,847,929
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan: Tranche I-A, 6.50%, 4/20/17[1]	4,967,556	5,015,161
Tranche I-M, 6.50%, 4/20/17[1]	3,034,213	3,063,289
		127,823,213
Oil, Gas & Consumable Fuels—0.8%
Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/23/17[1]	28,080,000	27,729,000
NGPL PipeCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 9/15/17[1]	21,395,000	21,181,050
		48,910,050
Financials—3.8%
Capital Markets—1.7%
Fortress Investment Group LLC, Sr. Sec. Credit Facilities Term Loan, 5.75%, 10/7/15[1]	4,268,895	4,271,563
Nuveen Investments, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.947%-5.967%, 5/13/17[1]	35,040,288	34,890,105
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.947%-5.961%, 5/13/17[1]	14,687,833	14,657,356
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[1]	16,660,000	16,805,775
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	32,095,000	30,664,109
		101,288,908
Commercial Banks—0.2%
ResCap Residential Capital LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession: Tranche A1, 5%, 11/18/13[1]	7,395,000	7,468,950
Tranche A2, 7.25%, 11/18/13[1]	2,215,000	2,248,225
		9,717,175
Diversified Financial Services—0.5%
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/6/19[1]	1,000,000	1,000,000

22	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Diversified Financial Services Continued
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 6/30/14[1]	$28,000,000	$28,140,000
		29,140,000
Insurance—0.6%
Flying Fortress, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 6/30/17[1]	23,145,000	23,318,588
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.496%, 4/3/14[1]	15,030,386	13,827,955
		37,146,543
Real Estate Management & Development—0.8%
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.245%-4.499%, 10/10/16[1]	38,153,457	36,206,028
Realogy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Delayed Draw, Tranche B, 13.50%, 10/15/17	13,997,000	14,282,777
		50,488,805
Health Care—11.0%
Biotechnology—0.4%
Grifols, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/17[1]	21,311,098	21,328,850
Health Care Equipment & Supplies—4.8%
Alere, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 6/30/17[1]	8,778,000	8,759,715
Axcan Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 2/10/17[1]	25,142,037	24,660,140
BSN Medical GmbH & Co., Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.75%, 6/11/19[1]	21,150,000	21,291,007
Bausch & Lomb, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/17/19[1]	29,425,000	29,487,528
Biomet, Inc., Sr. Sec. Credit Facilities Term Loan, 3.246%-3.468%, 3/25/15[1]	3,955,798	3,950,544
Capsugel Holdings US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 8/1/18[1]	10,619,553	10,691,236
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 2/25/17[1]	34,202,196	33,154,753
Convatec Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/22/16[1]	23,266,149	23,287,973
DJO Finance LLC/DJO Finance Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.246%, 11/1/16[1]	5,769,792	5,753,567
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 9/15/17[1]	15,166,988	15,233,343
Emdeon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 11/2/18[1]	3,640,875	3,655,668
Golden Gate National Senior Care LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/4/18[1]	29,845,679	28,819,734
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/6/18[1]	33,789,676	32,916,788

23	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Health Care Equipment & Supplies Continued
Hologic, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 7/15/19[1]	$3,525,000	$3,550,704
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/3/18[1]	14,274,313	14,265,477
LHP Hospital Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 7/3/18[1]	6,700,000	6,733,500
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 2/9/17[1]	22,516,654	22,291,488
		288,503,165
Health Care Providers & Services—4.7%
Ardent Health Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 9/15/15[1]	14,113,587	14,148,871
Aveta, Inc./MMM Holdings, Inc. Sr. Sec. Credit Facilities 1st lien Term Loan, Tranche B, 8.50%, 4/4/17[1]	8,556,500	8,563,628
Aveta, Inc./NAMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/4/17[1]	8,556,500	8,545,804
Community Health Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.961%-3.967%, 1/25/17[1]	7,816,381	7,779,128
DaVita, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/20/16[1]	11,837,945	11,886,043
Emergency Medical Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 5/25/18[1]	21,856,449	21,891,965
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 8/10/14[1]	3,786,727	3,441,189
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 8/17/16[1]	13,955,986	13,013,957
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.711%, 3/31/17[1]	10,675,729	10,538,951
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 6/1/18[1]	23,287,443	22,452,984
Multiplan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/26/17[1]	31,260,633	31,207,940
Pharmaceutical Product Development, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 12/5/18[1]	28,223,176	28,605,374
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/1/18[1]	43,343,077	42,679,408
Sun Healthcare Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.75%, 10/18/16[1]	9,107,223	9,078,762
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%-7.131%, 6/25/19[1]	10,850,000	10,972,063
Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 1/29/16[1]	7,332,928	7,321,474
inVentiv Health, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/16[1]	32,363,589	30,391,449
		282,518,990

24	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Pharmaceuticals—1.1%
Catalent Pharma Solutions, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.246%, 9/15/16[1]	$21,582,802	$21,582,802
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 9/15/17[1]	23,825,911	23,930,150
Warner Chilcott Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.25%, 3/15/18[1]	10,019,452	10,032,837
Tranche B2, 4.25%, 3/15/18[1]	5,009,726	5,016,419
Tranche B3 Add-on, 4.25%, 3/15/18[1]	6,888,373	6,897,576
		67,459,784
Industrials—25.0%
Aerospace & Defense—2.9%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 0.246%, 9/28/12[1]	849,405	805,519
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3%-5.164%, 9/30/13[1]	24,654,966	23,381,118
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/7/16[1]	12,401,688	12,246,667
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/20/17[1]	29,477,250	29,569,366
DynCorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/7/16[1]	24,865,928	24,834,845
Evergreen Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.50%, 6/30/15[1]	29,653,034	27,354,924
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 12/30/12[1]	27,997,961	23,984,929
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13.50%, 6/28/13[1]	8,838,686	7,380,303
US Airways Group, Inc., Sr. Sec. Credit Facilities Term Loan, 2.746%, 3/21/14[1]	25,000,000	24,062,500
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.25%, 2/1/14[1]	3,769,562	3,703,565
		177,323,736
Building Products—1.0%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 10.976%, 4/30/16[1,3]	18,959,683	16,700,314
Champion Opco LLC, Sr. Sec. Credit Facilities Term Loan, 9.516%, 12/31/13[1,3]	990,192	693,135
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.231%, 3/21/11[2]	3,640,440	127,415
Goodman Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 10/30/17[1]	7,015,909	7,138,688
Nortek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%-6.148%, 4/26/17[1]	34,562,500	34,778,516
		59,438,068
Commercial Services & Supplies—10.6%
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/17/17[1]	20,133,153	20,092,886

25	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Services & Supplies Continued
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 6/18/18[1]	$21,812,000	$21,812,000
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/3/17[1]	10,368,750	10,342,828
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 2/2/18[1]	7,475,000	7,460,984
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/24/18[1]	28,501,491	28,473,788
Asurion Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 5/24/19[1]	11,882,166	12,327,747
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 7/31/19[1]	21,480,000	21,533,700
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.25%-6.148%, 5/28/15[1]	8,052,972	8,047,939
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%-6.639%, 3/16/17[1]	13,988,089	14,023,058
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[1]	8,940,000	8,895,300
Ceridian Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.198%, 11/9/14[1]	11,712,765	11,463,620
Corporate Executive Board, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 7/2/19[1]	11,970,000	12,029,850
EVERTEC, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 9/30/16[1]	24,864,230	24,833,149
Expert Global Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 4/3/18[1]	33,944,925	34,100,495
First Data Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.247%, 3/23/18[1]	61,215,219	57,255,390
First Data Corp., Sr. Sec. Credit Facilities Term Loan: Tranche B-1, 2.997%-3.027%, 9/24/14[1]	35,530,000	34,597,337
Tranche B-2, 2.997%, 9/24/14[1]	12,575,630	12,218,017
Tranche B-3, 2.997%, 9/24/14[1]	12,039,108	11,696,752
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 5/26/18[1]	29,353,821	25,684,594
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/11/18[1]	23,559,004	23,594,224
KAR Auction Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/19/17[1]	8,188,457	8,247,824
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	17,933,441	17,765,315
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	8,560,000	8,517,200
MoneyGram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/17/17[1]	8,770,256	8,655,147
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13.25%, 10/20/14[1]	1,828,851	1,810,562

26	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Commercial Services & Supplies Continued
Plato Learning, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 5/17/18[1]	$16,400,000	$16,359,000
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/21/19[1]	23,441,250	23,543,805
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.989%, 9/30/17[1]	14,350,605	14,048,640
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.996%, 12/29/17[1]	2,055,933	2,012,244
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 9/30/17[1]	43,778,244	42,857,063
Sedgwick CMS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 12/31/16[1]	19,484,761	19,436,049
TransUnion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/10/18[1]	7,445,750	7,510,900
Travelport LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.50%-4.961%, 8/21/15[1]	20,360,339	18,666,074
Travelport LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.50%, 8/21/15[1]	2,862,399	2,624,207
Travelport LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche S, 4.50%, 8/23/15[1]	860,067	788,497
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 11%, 11/22/15[1]	2,195,000	2,200,488
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.997%, 2/21/15[1]	8,742,004	8,293,976
WCA Waste Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/18[1]	15,895,163	15,924,966
Waste Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/17/17[1]	9,006,148	9,017,405
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.495%-4.717%, 7/15/16[1]	5,471,846	5,465,008
		634,228,028
Construction & Engineering—0.1%
Custom Building Products, Sr. Sec. Credit Facilities Term Loan, 5.75%, 3/19/15[1]	3,111,864	3,111,864
Electrical Equipment—4.2%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/8/16[1]	17,860,383	17,854,810
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/8/17[1]	2,255,000	2,254,296
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 11/22/17[1]	44,785,000	44,791,987
Attachmate Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 11/22/18[1]	3,185,000	3,111,347
BNY ConvergEx Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/19/16[1]	21,464,419	20,283,875
CCC Information Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/11/15[1]	21,481,071	21,507,923
Eagle Parent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/16/18[1]	25,398,450	25,284,157

27	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Electrical Equipment Continued
Freescale Semiconductor Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.495%, 12/1/16[1]	$44,867,523	$42,287,640
Genesys Telecommunications, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 1/31/19[1]	22,084,650	22,250,284
OpenLink Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 10/30/17[1]	12,935,000	12,983,506
Rocket Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 2/8/18[1]	7,213,750	7,186,698
Trizetto Group Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/2/18[1]	35,282,372	34,378,261
		254,174,784
Industrial Conglomerates—1.1%
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 10.82%, 8/26/13[1]	15,597,435	15,519,448
Rexnord LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 4/1/18[1]	14,328,000	14,442,266
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/9/17[1]	16,007,375	16,017,380
Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 2, 5.50%, 4/28/17[1]	17,322,412	17,484,810
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 7/31/14[1]	4,987,500	4,950,094
		68,413,998
Machinery—2.2%
BOC Edwards Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/31/16[1]	28,244,534	28,209,228
Colfax Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/11/19[1]	10,059,450	10,087,325
Edwards Cayman Islands II Ltd., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/31/16[1]	2,598,925	2,595,710
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/13/17[1]	8,549,450	8,533,420
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 7/11/18[1]	10,230,000	10,217,213
Pinafore LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/29/16[1]	10,747,716	10,798,102
Schrader International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 6.25%, 4/27/18[1]	7,717,473	7,756,061
Tranche B, 6.25%, 4/27/18[1]	10,032,527	10,082,689
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.50%, 7/31/14[1]	38,778,108	37,573,234
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.50%, 7/31/14[1]	5,267,199	5,103,542
		130,956,524

28	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Marine—0.4%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%-6.50%, 7/29/17[1]	$22,600,792	$22,007,521
Road & Rail—1.0%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 12/21/17[1]	28,400,753	28,631,510
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 7.50%, 10/12/14[1]	20,113,838	19,761,846
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/8/19[1]	14,678,213	14,586,474
		62,979,830
Trading Companies & Distributors—1.5%
International Lease Finance Corp./Delos Aircraft, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/12/16[1]	8,330,000	8,402,888
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 9/1/16[1]	16,855,806	16,961,155
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 6/30/16[1]	24,034,459	24,312,370
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 12/30/16[1]	7,000,000	7,233,331
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche A1, 5.25%, 3/19/16[1]	6,587,070	6,614,532
Tranche A2, 7%, 3/19/17[1]	24,970,000	25,094,850
		88,619,126
Information Technology—4.4%
Communications Equipment—0.3%
CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 1/14/18[1]	18,108,312	18,125,407
Computers & Peripherals—0.8%
CDW Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 7/15/17[1]	50,245,885	49,209,363
Electronic Equipment & Instruments—0.2%
Aeroflex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/9/18[1]	9,692,140	9,492,201
Internet Software & Services—0.5%
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.967%, 10/26/17[1]	28,744,075	25,075,929
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.217%, 10/24/14[1]	6,398,542	5,945,647
		31,021,576
IT Services—0.9%
Sophia LP, Sr. Sec Credit Facilities 1st Lien Term Loan, 6.25%, 7/19/18[1]	7,261,800	7,338,049
Vertafore, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 5.25%, 7/29/16[1]	44,842,700	44,852,027
		52,190,076

29	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.9%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 2/28/19[1]	$14,908,185	$14,628,656
NXP BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/19/19[1]	31,122,000	31,083,098
NXP BV/NXP Funding LLC, Sr. Sec Credit Facilities 1st Lien Term Loan, 5.50%, 3/3/17[1]	8,702,240	8,727,624
		54,439,378
Software—0.8%
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/3/16[1]	4,038,650	4,028,553
Lawson Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 4/5/18[1]	27,794,713	28,094,367
RedPrairie Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 7/30/18[1]	16,435,000	16,455,544
		48,578,464
Materials—8.3%
Chemicals—4.4%
Ascend Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/10/18[1]	10,324,125	10,214,431
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.50%, 8/29/16[1]	5,644,000	5,681,042
Cristal Inorganic Chemicals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.211%, 11/15/14[1]	28,400,000	28,423,657
Houghton International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 1/29/16[1]	10,937,845	10,985,698
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 5/4/18[1]	24,129,013	23,693,822
K2 Pure Solutions NoCal LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 9/10/15[1]	6,955,551	6,920,773
Momentive Performance Materials, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/5/15[1]	5,936,271	5,695,110
Momentive Performance Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/5/15[1]	5,027,400	4,823,162
Momentive Specialty Chemicals, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche C1-B, 4%, 5/5/15[1]	2,589,793	2,531,523
Tranche C2-B, 4.25%, 5/5/15[1]	1,100,628	1,075,864
Tranche C4-B, 4.25%, 5/5/15[1]	5,007,893	4,832,616
Tranche C5-B, 4.25%, 5/5/15[1]	3,699,677	3,570,188
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 9/8/17[1]	12,337,563	12,065,112
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[1]	12,686,441	12,662,654
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.996%, 7/30/14[1]	25,520,582	24,868,888
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.746%, 7/30/15[1]	30,610,642	29,194,900

30	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Chemicals Continued
PolyOne Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/20/17[1]	$2,736,250	$2,752,210
Potters Holdings II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 5/6/17[1]	13,058,100	12,981,932
Potters Holdings II LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 11/6/17[1]	7,715,000	7,796,972
Styron Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%-6.639%, 8/2/17[1]	20,677,647	19,307,753
Tronox, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/8/18[1]	2,840,357	2,790,651
Tronox, Inc., Sr. Sec. Credit Facilities 1stLien Term Loan, Delayed Draw, 4.25%, 2/8/18[1]	774,643	761,474
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 6/30/17[1]	30,062,840	29,925,933
		263,556,365
Construction Materials—1.0%
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 2/18/17[1]	21,669,975	21,028,912
Grohe Holding GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/18/17[1]	18,400,000	18,108,636
Realogy Corp., Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.495%, 10/10/13[1]	1,656,129	1,584,708
Roofing Supply Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/31/19[1]	18,403,875	18,438,383
		59,160,639
Containers & Packaging—1.7%
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 9/2/16[1]	8,000,000	8,020,000
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/3/19[1]	10,420,000	10,463,420
Exopack LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/31/17[1]	34,650,000	34,758,281
Hilex Poly Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11.25%, 11/19/15[1]	7,366,346	7,513,673
Reynolds Group Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 6.50%, 2/9/18[1]	41,470	41,936
Tranche C, 6.50%, 8/9/18[1]	4,906,056	4,969,092
Tranche E, 6.50%, 2/9/18[1]	27,692,645	28,004,188
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 6.50%, 8/9/18[1]	2,919	2,957
Xerium Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/26/17[1]	11,701,356	11,428,329
		105,201,876
Metals & Mining—1.2%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.408%, 12/19/13[2]	1,890,661	189

31	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Metals & Mining Continued
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 5/16/18[1]	$30,740,000	$30,365,372
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/15/17[1]	27,550,000	27,432,913
Noranda Aluminum Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/28/19[1]	12,967,500	13,040,442
		70,838,916
Telecommunication Services—2.8%
Diversified Telecommunication Services—1.9%
IPC Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.496%, 7/31/17[1]	26,513,695	25,718,284
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B2, 5.75%, 9/1/18[1]	17,290,000	17,405,272
Tranche B3, 5.75%, 9/3/18[1]	27,120,000	27,300,809
U.S. TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	29,134,290	27,349,814
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 7/2/19[1]	19,240,000	19,528,600
		117,302,779
Wireless Telecommunication Services—0.9%
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 12/14/17[1]	28,302,097	28,355,163
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4%, 3/19/18[1]	25,456,875	25,348,683
		53,703,846
Utilities—1.8%
Electric Utilities—1.8%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14[1]	5,490,180	5,510,768
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.51%, 10/19/15[1,3]	7,088,767	3,872,239
GenOn Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 12/4/17[1]	34,891,880	35,284,414
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 8/25/17[1]	17,537,850	17,450,161
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 8/25/18[1]	3,730,000	3,566,813
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.519%, 2/22/15[1,3]	19,849,476	11,512,696
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.746%, 10/10/14[1]	49,354,397	34,578,925
		111,776,016
Total Corporate Loans (Cost $5,701,490,311)		5,627,406,342

32	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Corporate Bonds and Notes—1.4%
Aleris International, Inc., 6% Bonds, 7/1/20	$98,792	$98,051
Ardagh Packaging Finance PLC/Ardagh MP Holdings US A, Inc., 7.375% Sr. Sec. Nts., 10/15/17[5]	2,500,000	2,690,625
Beazer Homes USA, Inc., 6.625% Sr. Sec. Nts., 4/15/18[5]	5,000,000	5,093,750
Berry Plastics Holding Corp., 4.343% Sr. Sec. Nts., 9/15/14[1]	19,201,000	19,056,993
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	3,120,000	3,135,600
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	9,200,000	9,154,000
Energy Transfer Equity LP, 7.50% Sr. Unsec. Nts., 10/15/20	2,145,000	2,461,388
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[5]	1,070,000	1,134,200
Offshore Group Investments Ltd.: 11.50% Sr. Sec. Nts., 8/1/15[5]	5,590,000	6,176,950
11.50% Sr. Sec. Nts., 8/1/15	2,500,000	2,762,500
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	6,600,000	6,880,500
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	2,000,000	1,990,000
Sappi Papier Holding GmbH: 7.75% Sr. Sec. Nts., 7/15/17[5]	5,000,000	5,143,750
8.375% Sr. Sec. Nts., 7/15/19[5]	1,000,000	1,028,750
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts., 8/15/20[5]	3,000,000	3,067,500
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19[5]	14,770,000	15,213,100
Total Corporate Bonds and Notes (Cost $83,318,748)		85,087,657
	Shares
Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[4,6] (Cost $0)	1,145	—
Common Stocks—0.4%
Aleris Corp.[7]	114,329	5,659,286
Alpha Media Group, Inc.[4,6]	8,587	—
BLB Management Services, Inc.[6]	165,551	1,986,612
Champion Opco LLC[6]	183,994	22,068
Cinram International Income Fund[6]	17,849,008	—
Eningen Realty, Inc.[6]	1,642	7,184
Levlad LLC[6]	40,755	458,488
Metro-Goldwyn-Mayer Studios, Inc.[6]	40,526	1,109,399
Turtle Bay Holding Co. LLC[6]	324,258	291,832
Young Broadcasting, Inc., Cl. A4,6	3,703	11,109,000
Total Common Stocks (Cost $17,075,250)		20,643,869

33	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    Continued

	Units	Value
Rights, Warrants and Certificates—0.8%
BLB Management Services, Inc. Rts., Strike Price $0.001, 12/31/17[6]	8,000	$140,000
Champion Opco LLC Wts., Strike Price $0.000001, Exp. 1/27/20[6]	67,016	—
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[6]	35,695	25,432,688
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[4,6]	7,138	21,414,000
Total Rights, Warrants and Certificates (Cost $32,264,927)		46,986,688
	Shares
Investment Company—4.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[4,8] (Cost $259,822,618)	259,822,618	259,822,618
Total Investments, at Value (Cost $6,093,971,854)	100.5%	6,039,947,174
Liabilities in Excess of Other Assets	(0.5)	(29,031,978)

Net Assets	100.0%	$6,010,915,196

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units/ Principal July 29, 2011[a]	Gross Additions	Gross Reductions	Shares/Units/ Principal July 31, 2012
Alpha Media Group, Inc.	8,587	—	—	8,587
Alpha Media Group, Inc., Preferred	1,145	—	—	1,145
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.20%, 7/15/13	19,865,287	2,529,468	—	22,394,755
Oppenheimer Institutional Money Market Fund, Cl. E	485,234,668	1,725,686,700	1,951,098,750	259,822,618
Young Broadcasting, Inc., Cl. A	5,231	—	1,528	3,703
Young Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15	8,891,486	—	8,891,486	—
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24	9,588	1,053	3,503	7,138

34	OPPENHEIMER SENIOR FLOATING RATE FUND

	Value	Income		Realized Gain
Alpha Media Group, Inc.	$—	$—		$—
Alpha Media Group, Inc., Preferred	—	—		—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.60%, 7/15/13	6,718,427	1,126,502	[b]	—
Oppenheimer Institutional Money Market Fund, Cl. E	259,822,618	562,926		—
Young Broadcasting, Inc., Cl. A	11,109,000	—		1,986,400
Young Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15	—	266,745		36,057
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24	21,414,000	—		3,641,300

	$299,064,045	$1,956,173		$5,663,757

a. July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

b. All or portion of the transactions were the result of non-cash interest or dividends.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,548,625 or 0.66% of the Fund’s net assets as of July 31, 2012.

6. Non-income producing security.

7. Restricted security. The aggregate value of restricted securities as of July 31, 2012 was $5,659,286, which represents 0.09% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
Aleris Corp.	4/23/10	$5,305,725	$5,659,286	$353,561

8. Rate shown is the 7-day yield as of July 31, 2012.

See accompanying Notes to Financial Statements.

35	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,795,949,521)	$5,740,883,129
Affiliated companies (cost $298,022,333)	299,064,045
6,039,947,174
Cash	21,722,545
Receivables and other assets:
Investments sold	125,577,499
Interest, dividends and principal paydowns	25,732,022
Shares of beneficial interest sold	23,865,914
Other	1,902,865
Total assets	6,238,748,019
Liabilities
Payables and other liabilities:
Investments purchased	205,703,647
Shares of beneficial interest redeemed	13,636,717
Dividends	5,727,013
Distribution and service plan fees	944,637
Transfer and shareholder servicing agent fees	529,890
Shareholder communications	270,612
Trustees’ compensation	41,886
Other	978,421
Total liabilities	227,832,823
Net Assets	$6,010,915,196
Composition of Net Assets
Par value of shares of beneficial interest	$733,861
Additional paid-in capital	6,658,027,181
Accumulated net investment loss	(2,431,261)
Accumulated net realized loss on investments	(591,389,905)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(54,024,680)
Net Assets	$6,010,915,196

36	OPPENHEIMER SENIOR FLOATING RATE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,657,114,302 and 324,327,854 shares of beneficial interest outstanding)	$8.19
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.49
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $95,676,025 and 11,673,032 shares of beneficial interest outstanding)	$8.20
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,845,422,754 and 225,000,571 shares of beneficial interest outstanding)	$8.20
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,412,702,115 and 172,859,103 shares of beneficial interest outstanding)	$8.17

See accompanying Notes to Financial Statements.

37	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2012

Investment Income
Interest:
Unaffiliated companies	$364,390,039
Affiliated companies	1,393,247
Dividends:
Unaffiliated companies	365,853
Affiliated companies	562,926
Other income	1,165,475
Total investment income	367,877,540
Expenses
Management fees	34,085,596
Distribution and service plan fees:
Class A	6,405,711
Class B	715,491
Class C	13,144,629
Transfer and shareholder servicing agent fees:
Class A	3,357,636
Class B	224,559
Class C	1,699,222
Class Y	1,352,182
Shareholder communications:
Class A	483,650
Class B	43,727
Class C	267,458
Class Y	162,158
Borrowing fees	6,159,011
Custodian fees and expenses	1,244,128
Trustees’ compensation	102,887
Interest expense on borrowings	3,474
Administration service fees	1,500
Other	1,091,641
Total expenses	70,544,660
Less waivers and reimbursements of expenses	(287,642)
Net expenses	70,257,018
Net Investment Income	297,620,522

38	OPPENHEIMER SENIOR FLOATING RATE FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$(122,062,901)
Affiliated companies	5,663,757
Net realized loss	(116,399,144)
Net change in unrealized appreciation/depreciation on:
Investments	(28,108,996)
Translation of assets and liabilities denominated in foreign currencies	(6,575)
Net change in unrealized appreciation/depreciation	(28,115,571)
Net Increase in Net Assets Resulting from Operations	$153,105,807

See accompanying Notes to Financial Statements.

39	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Operations
Net investment income	$297,620,522	$225,948,661
Net realized loss	(116,399,144)	(4,333,334)
Net change in unrealized appreciation/depreciation	(28,115,571)	50,036,548
Net increase in net assets resulting from operations	153,105,807	271,651,875
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(133,446,160)	(107,906,079)
Class B	(4,362,704)	(4,716,992)
Class C	(83,091,619)	(66,868,108)
Class Y	(62,546,232)	(30,943,748)
	(283,446,715)	(210,434,927)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(402,606,164)	2,256,539,923
Class B	(9,459,214)	16,497,671
Class C	3,408,208	1,016,585,016
Class Y	149,722,392	1,250,082,754
	(258,934,778)	4,539,705,364
Net Assets
Total increase (decrease)	(389,275,686)	4,600,922,312
Beginning of period	6,400,190,882	1,799,268,570
End of period (including accumulated net investment loss of $2,431,261 and $12,188,561, respectively)	$6,010,915,196	$6,400,190,882

1. July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

40	OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class A	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.33	$8.04	$7.18	$8.27	$9.11
Income (loss) from investment operations:
Net investment income[2]	.44	.49	.50	.48	.62
Net realized and unrealized gain (loss)	(.16)	.27	.82	(.99)	(.85)
Total from investment operations	.28	.76	1.32	(.51)	(.23)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.47)	(.46)	(.58)	(.61)
Net asset value, end of period	$8.19	$8.33	$8.04	$7.18	$8.27
Total Return, at Net Asset Value[3]	3.58%	9.65%	18.64%	(4.89)%	(2.68)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,657,114	$3,125,845	$838,425	$575,490	$ 855,905
Average net assets (in thousands)	$2,558,060	$1,961,051	$666,512	$624,278	$1,179,865
Ratios to average net assets:[4]
Net investment income	5.47%	5.89%	6.47%	7.15%	7.11%
Expenses excluding interest and fees from borrowings	1.06%	1.01%	1.14%	1.12%	1.02%
Interest and fees from borrowings	0.11%	0.06%	0.29%	0.68%	0.14%
Total expenses[5]	1.17%	1.07%	1.43%	1.80%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.06%	1.42%	1.75%	1.05%
Portfolio turnover rate	54%	52%	67%	51%	50%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	1.18%
Year Ended July 29, 2011	1.08%
Year Ended July 30, 2010	1.44%
Year Ended July 31, 2009	1.81%
Year Ended July 31, 2008	1.17%

See accompanying Notes to Financial Statements.

41	OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class B	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.34	$8.05	$7.18	$8.27	$9.12
Income (loss) from investment operations:
Net investment income[2]	.39	.44	.46	.44	.57
Net realized and unrealized gain (loss)	(.16)	.27	.82	(.99)	(.87)
Total from investment operations	.23	.71	1.28	(.55)	(.30)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.42)	(.41)	(.54)	(.55)
Net asset value, end of period	$8.20	$8.34	$8.05	$7.18	$8.27
Total Return, at Net Asset Value[3]	2.92%	8.92%	18.04%	(5.49)%	(3.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,676	$107,129	$87,676	$ 98,997	$149,858
Average net assets (in thousands)	$95,258	$ 94,654	$96,622	$106,162	$201,066
Ratios to average net assets:[4]
Net investment income	4.84%	5.34%	5.86%	6.53%	6.48%
Expenses excluding interest and fees from borrowings	1.69%	1.70%	1.80%	1.76%	1.62%
Interest and fees from borrowings	0.11%	0.06%	0.29%	0.68%	0.14%
Total expenses[5]	1.80%	1.76%	2.09%	2.44%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.75%	2.08%	2.39%	1.65%
Portfolio turnover rate	54%	52%	67%	51%	50%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	1.81%
Year Ended July 29, 2011	1.77%
Year Ended July 30, 2010	2.10%
Year Ended July 31, 2009	2.45%
Year Ended July 31, 2008	1.77%

See accompanying Notes to Financial Statements.

42	OPPENHEIMER SENIOR FLOATING RATE FUND

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class C	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.34	$8.05	$7.19	$8.27	$9.12
Income (loss) from investment operations:
Net investment income[2]	.41	.45	.47	.45	.58
Net realized and unrealized gain (loss)	(.16)	.27	.81	(.98)	(.87)
Total from investment operations	.25	.72	1.28	(.53)	(.29)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.39)	(.43)	(.42)	(.55)	(.56)
Net asset value, end of period	$8.20	$8.34	$8.05	$7.19	$8.27
Total Return, at Net Asset Value[3]	3.10%	9.10%	18.06%	(5.22)%	(3.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,845,423	$1,877,203	$831,166	$670,264	$ 976,602
Average net assets (in thousands)	$1,750,570	$1,320,002	$740,664	$705,289	$1,365,398
Ratios to average net assets:[4]
Net investment income	5.00%	5.44%	6.01%	6.66%	6.60%
Expenses excluding interest and fees from borrowings	1.52%	1.51%	1.62%	1.60%	1.54%
Interest and fees from borrowings	0.11%	0.06%	0.29%	0.68%	0.14%
Total expenses[5]	1.63%	1.57%	1.91%	2.28%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.56%	1.90%	2.23%	1.57%
Portfolio turnover rate	54%	52%	67%	51%	50%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	1.64%
Year Ended July 29, 2011	1.58%
Year Ended July 30, 2010	1.92%
Year Ended July 31, 2009	2.29%
Year Ended July 31, 2008	1.69%

See accompanying Notes to Financial Statements.

43	OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class Y	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.31	$8.03	$7.16	$8.25	$9.11
Income (loss) from investment operations:
Net investment income[2]	.46	.50	.52	.47	.69
Net realized and unrealized gain (loss)	(.16)	.27	.83	(.96)	(.93)
Total from investment operations	.30	.77	1.35	(.49)	(.24)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.44)	(.49)	(.48)	(.60)	(.62)
Net asset value, end of period	$8.17	$8.31	$8.03	$7.16	$8.25
Total Return, at Net Asset Value[3]	3.85%	9.81%	19.18%	(4.66)%	(2.78)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,412,702	$1,290,014	$42,002	$8,507	$ 5,496
Average net assets (in thousands)	$1,141,887	$ 557,932	$17,679	$7,054	$21,397
Ratios to average net assets:[4]
Net investment income	5.73%	6.01%	6.67%	7.34%	7.69%
Expenses excluding interest and fees from borrowings	0.79%	0.72%	0.76%	0.94%	0.73%
Interest and fees from borrowings	0.11%	0.06%	0.29%	0.68%	0.14%
Total expenses[5]	0.90%	0.78%	1.05%	1.62%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.77%	1.04%	1.57%	0.76%
Portfolio turnover rate	54%	52%	67%	51%	50%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	0.91%
Year Ended July 29, 2011	0.79%
Year Ended July 30, 2010	1.06%
Year Ended July 31, 2009	1.63%
Year Ended July 31, 2008	0.88%

See accompanying Notes to Financial Statements.

44	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks as high a level of current income as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of certain of the Fund’s prior fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to

45	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

As of July 31, 2012, securities with an aggregate market value of $5,627,406,342, representing 93.62% of the Fund’s net assets were comprised of Senior Loans.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment. Information concerning securities not accruing income as of July 31, 2012 is as follows:

Cost	$25,319,775
Market Value	$4,098,870
Market Value as a % of Net Assets	0.07%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

46	OPPENHEIMER SENIOR FLOATING RATE FUND

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

47	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$3,025,505	$—	$571,550,981	$78,169,907

1. As of July 31, 2012, the Fund had $571,550,981 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2014	$4,679,034
2015	6,897,861
2016	50,471,975
2017	186,215,370
2018	203,947,679
2019	29,853,127
No expiration	89,485,935

Total	$571,550,981

2. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$1,443,150	$4,416,507	$2,973,357

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Year Ended July 31, 2012	Year Ended July 31, 2011
Distributions paid from:
Ordinary income	$283,446,715	$210,434,927

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

48	OPPENHEIMER SENIOR FLOATING RATE FUND

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,118,117,081

Gross unrealized appreciation	$76,940,628
Gross unrealized depreciation	(155,110,535)

Net unrealized depreciation	$(78,169,907)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

49	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a

50	OPPENHEIMER SENIOR FLOATING RATE FUND

bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts

51	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

52	OPPENHEIMER SENIOR FLOATING RATE FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$5,627,406,153	$189	$5,627,406,342
Corporate Bonds and Notes	—	84,989,606	98,051	85,087,657
Preferred Stocks	—	—	—	—
Common Stocks	—	9,505,617	11,138,252	20,643,869
Rights, Warrants and Certificates	—	25,572,688	21,414,000	46,986,688
Investment Company	259,822,618	—	—	259,822,618

Total Assets	$259,822,618	$5,747,474,064	$32,650,492	$6,039,947,174

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2012		Year Ended July 29, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	123,813,315	$1,007,298,219	342,703,331	$2,857,064,664
Dividends and/or distributions reinvested	12,526,172	101,695,238	8,909,385	74,274,126
Redeemed	(187,039,142)	(1,511,599,621)	(80,834,513)	(674,798,867)

Net increase (decrease)	(50,699,655)	$(402,606,164)	270,778,203	$2,256,539,923

Class B
Sold	3,053,256	$24,860,454	7,254,738	$60,432,505
Dividends and/or distributions reinvested	446,362	3,625,691	422,657	3,513,372
Redeemed	(4,673,973)	(37,945,359)	(5,727,075)	(47,448,206)

Net increase (decrease)	(1,174,355)	$(9,459,214)	1,950,320	$16,497,671

Class C
Sold	51,673,131	$421,568,901	142,264,436	$1,187,500,618
Dividends and/or distributions reinvested	7,315,197	59,481,599	4,943,856	41,195,662
Redeemed	(58,952,951)	(477,642,292)	(25,471,260)	(212,111,264)

Net increase	35,377	$3,408,208	121,737,032	$1,016,585,016

53	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest Continued

	Year Ended July 31, 2012		Year Ended July 29, 2011
	Shares	Amount	Shares	Amount
Class Y
Sold	116,256,459	$944,980,826	170,737,808	$1,423,876,764
Dividends and/or distributions reinvested	5,976,533	48,451,695	2,472,799	20,638,163
Redeemed	(104,520,021)	(843,710,129)	(23,298,310)	(194,432,173)

Net increase	17,712,971	$149,722,392	149,912,297	$1,250,082,754

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$2,854,228,713	$2,883,692,260

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Effective January 1, 2012		Fee Schedule Prior to January 1, 2012
Up to $200 million	0.75%	Up to $200 million	0.75%
Next $200 million	0.72	Next $200 million	0.72
Next $200 million	0.69	Next $200 million	0.69
Next $200 million	0.66	Next $200 million	0.66
Next $4.2 billion	0.60	Over $800 million	0.60
Over $5 billion	0.58

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2012, the Fund paid $6,459,921 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan,

54	OPPENHEIMER SENIOR FLOATING RATE FUND

the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Board of Trustees has currently set that fee at an annual rate of 0.50% of the daily net assets of those classes, but may increase it up to 0.75% in the future. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class B	$8,084,705
Class C	65,909,952

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2012	$550,390	$184,460	$130,636	$534,121

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred

55	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

through the Fund’s investment in IMMF. During the year ended July 31, 2012, the Manager waived fees and/or reimbursed the Fund $287,642 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of July 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund has entered into a Loan and Security Agreement (the “Agreement”) with several banks, as lenders, that enables it to borrow up to $750 million. To secure loans under the Agreement, the Fund has granted a security interest in its senior loans and other portfolio securities to the lending banks. Interest is charged to the Fund, based on its borrowings, at a spread above three-month LIBOR (0.3384% as of July 31, 2012). The Fund pays additional fees annually under the Agreement for management and administration of the facility as well as ongoing commitment fees all of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the loan facility during the year ended July 31,

56	OPPENHEIMER SENIOR FLOATING RATE FUND

2012 equal 0.11% of the Fund’s average net assets on an annualized basis. Under the Agreement, the Fund has the right to prepay loans and terminate its participation in the loan facility at any time upon prior notice to the lenders.

As of July 31, 2012, the Fund had borrowings outstanding at an interest rate of 0.3384%. Details of the borrowings for the year ended July 31, 2012 are as follows:

Average Daily Loan Balance	$2,223,881
Average Daily Interest Rate	0.217%
Fees Paid	$6,027,277
Interest Paid	$3,474

As of July 31, 2012, the Fund had no such borrowings outstanding.

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On

57	OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

58	OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Senior Floating Rate Fund for the year ended July 31, 2008 were audited by other auditors whose report dated September 12, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 19, 2012

59	OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2012 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2012, the maximum amount allowable but not less than $283,846,417 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

60	OPPENHEIMER SENIOR FLOATING RATE FUND

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of Oppenheimer Senior Floating Rate Fund (the “Fund”) was held at which the twelve Trustees identified below were elected (Proposal No. 1). At the meeting the sub-proposals in (Proposal No. 2) and (Proposal No. 3) were approved as described in the Fund’s proxy statement dated December 16, 2011 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	403,548,410	10,618,075
Edward L. Cameron	403,899,003	10,267,481
Jon S. Fossel	404,077,852	10,088,633
Sam Freedman	404,075,507	10,090,977
Richard F. Grabish	404,270,804	9,895,681
Beverly L. Hamilton	404,295,632	9,870,853
Robert J. Malone	404,179,925	9,986,560
F. William Marshall, Jr.	404,090,160	10,076,325
Victoria J. Herget	404,258,689	9,907,796
Karen L. Stuckey	404,119,660	10,046,824
James D. Vaughn	404,154,239	10,012,246
William F. Glavin, Jr.	404,156,525	10,009,960

On March 7, 2012, following adjournment from the February 29, 2012 meeting, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
258,209,756	9,324,065	9,192,987	87,405,667

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
258,926,806	8,704,247	9,095,758	87,405,667

2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
258,251,353	9,263,444	9,212,016	87,405,667

2e-2: Proposal to remove the additional fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
257,533,496	9,517,775	9,675,533	87,405,667

2f: Proposal to remove the fundamental policy relating to margin and short sales

For	Against	Abstain	Broker Non Vote
256,867,123	10,276,579	9,583,101	87,405,667

2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
258,554,835	8,936,539	9,235,431	87,405,667

61	OPPENHEIMER SENIOR FLOATING RATE FUND

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2g-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
257,765,338	9,380,203	9,581,263	87,405,667

2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
258,499,762	8,875,316	9,351,731	87,405,667

2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
258,257,147	8,962,470	9,507,183	87,405,667

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
261,532,071	6,383,899	8,810,836	87,405,667

62	OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

63	OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

64	OPPENHEIMER SENIOR FLOATING RATE FUND

Sam Freedman, Trustee (since 1999) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2005) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios

65	OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Victoria J. Herget, Continued	in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2005) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

66	OPPENHEIMER SENIOR FLOATING RATE FUND

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

67	OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President (since 1999) Age: 48	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Margaret Hui, Vice President (since 1999) Age: 53	Vice President of the Manager (since February 2005); Assistant Vice President of the Manager (October 1999-February 2005); Vice President-Syndications of Sanwa Bank California (January 1998-September 1999). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

68	OPPENHEIMER SENIOR FLOATING RATE FUND

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

69	OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

70	OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

71	OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

72	OPPENHEIMER SENIOR FLOATING RATE FUND

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $56,500 in fiscal 2012 and $55,400 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $2,619 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $324,306 in fiscal 2012 and $168,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, and GIPS attestation procedures.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $5,000 in fiscal 2012 and $1,050 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $647,070 in fiscal 2012 and $172,169 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2012